SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 24, 2000



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                            United Air Lines, Inc.

            -----------------------------------------------------


            (Exact name of registrant as specified in its charter)


           Delaware                      33-21220                36-2675206
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)


            1200 Algonquin Road, Elk Grove Township, Illinois 60007
              (Address of principal executive offices) (Zip Code)

                                (847) 700-4000
             (Registrant's telephone number, including area code)


                                Not Applicable
        (Former name or former address, if changed since last report)



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Item 5.   Other Events.

     On May 23, 2000, UAL Corporation ("UAL"), the parent company of United Air Lines, Inc., and US Airways Group, Inc. ("US Airways") entered into an Agreement and Plan of Merger.

     Attached and incorporated herein by reference in its entirety as Exhibit
99.1 is a copy of the joint press release of UAL and US Airways announcing the execution of the Agreement and Plan of Merger.


Item 7.   Exhibits.


Exhibit No.                                 Description

   99.1 Joint Press Release, dated May 24, 2000, announcing the execution of the Agreement and Plan of Merger

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       UNITED AIR LINES, INC.


                                       By:
                                              /s/ Francesca M. Maher
                                         ------------------------------
                                         Name: Francesca M. Maher
                                         Title:   Senior Vice President, General
                                                  Counsel and Secretary



Date: May 26, 2000


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                               INDEX TO EXHIBITS


Exhibit No.                                 Description

  99.1 Joint Press Release, dated May 24, 2000, announcing the execution of the Agreement and Plan of Merger